UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2004
                                                   -----------------------------


                        FOAMEX L.P. 401 (k) SAVINGS PLAN
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               (Exact name of registrant as specified in charter)


                                                 33-94154
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                                               (Commission
                                               File Number)

1000 Columbia Avenue
Linwood, Pennsylvania                                          19061
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 2, 2004. Foamex L.P. 401(k) Savings Plan (the "Plan") had requested Deloitte & Touche LLP ("D&T") to furnish a letter addressed to the SEC stating whether D&T agreed with the statements made by the Plan in the Form 8-K. The Plan had not received the letter as of the date of the filing of the Form 8-K and is hereby filing this Form 8-K/A to include the letter from D&T dated April 7, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

       Exhibit
       Number     Description

          16 Letter from Deloitte & Touche LLP re: Change in Certifying Accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 2004



                                    FOAMEX L.P.  401 (k) SAVINGS PLAN


                                    By:  /s/Gregory J. Christian
                                         ------------------------------------
                                         Name:  Gregory J. Christian
                                         Title: Executive Vice President,
                                                General Counsel and Secretary